Exhibit 32.1


                                 CERTIFICATION
   PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO Section 906 of
                          Sarbanes-Oxley Act of 2002


The undersigned Chief Executive Officer and Principal Accounting Officer of Mid-Wisconsin Financial Services, Inc. ("Mid-Wisconsin") certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Quarterly Report on Form 10-Q of Mid-Wisconsin for the quarterly period ended June 30, 2010 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, (15 U.S.C. 78m or 78o(d)), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Mid-Wisconsin.



Date:  August 13, 2010                  JAMES F. WARSAW
                                        James F. Warsaw
                                        President and Chief Executive Officer



                                        MARK A. KING
                                        Mark A. King
                                        Chief Financial and Operations Officer


      A signed original of this written statement required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906, has been provided to Mid-Wisconsin Financial Services, Inc. and will be retained by Mid-Wisconsin Financial Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request. This certification accompanies this Form 10-Q and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.